SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2000


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


VIRGINIA                            1-12875                      54-1589139
(State of                          (Commission                 (IRS Employer
incorporation)                     File Number)              Identification No.)


306 East Main Street
Richmond, Virginia                                                     23219
(Address of principal                                                 (Zip Code)
executive offices)


               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K


                                      Index


                                                                           Page

Item 2.           Acquisition or Disposition of Assets                      3

















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


Item 2.           Acquisition or Disposition of Assets

     On March 10, 2000, Cornerstone Realty Income Trust, Inc. and certain of its subsidiaries (collectively, the "Company") sold the following properties:


                             Number of             Date Acquired by
Property                   Apartment Units           the Company                 State              Metro Area
Savannah West                    456                  July 1996                Georgia                Augusta
West Eagle Greens                165                  March 1996               Georgia                Augusta
Hanover Landing                  192                  August 1995              North Carolina         Charlotte
Sailboat Bay                     358                  November 1995            North Carolina         Charlotte
Wind Lake                        299                  April 1995               North Carolina         Greensboro
The Hollows                      176                  June 1993                North Carolina         Raleigh
Paces Arbor                      101                  March 1997               North Carolina         Raleigh
Paces Forest                     117                  March 1997               North Carolina         Raleigh
Wimbledon Chase                  192                  February 1994            North Carolina         Wilmington
Chase Mooring                    224                  August 1994              North Carolina         Wilmington
Osprey Landing                   176                  November 1995            North Carolina         Wilmington
Polo Club                        365                  June 1993                South Carolina         Greenville
Magnolia Run                     212                  June 1995                South Carolina         Greenville
Breckinridge                     236                  June 1995                South Carolina         Greenville
County Green                     180                  December 1993            Virginia               Lynchburg
Bay Watch Pointe                 160                  July 1995                Virginia               Charlotte
                                 ---------

    Total                      3,609



     The sale price was $136.5 million and the purchasers were Alliance MD Portfolio I, L.L.C. and Alliance MD Portfolio II, L.L.C., both Delaware limited liability companies (the "Purchasers"). The purchase price was paid $134 million in cash and the balance with an unsecured promissory note issued by an affiliate of the Purchasers and payable interest only out of cash flow from the properties remaining after the payment of senior debt and other specified costs and expenses. The principal balance is due at the end of five years but only after payment of all debt incurred to finance the purchase of the properties from the Company. The Company intends to mark this promissory note to its fair market value for financial accounting purposes. The purchasers were not affiliated with the Company, any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.













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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Cornerstone Realty Income Trust, Inc.

Date:  March 27, 2000                By: /s/  Stanley J. Olander, Jr.
                                         ----------------------------
                                           Stanley J. Olander, Jr.
                                           Chief Financial Officer
                                           Cornerstone Realty Income Trust, Inc.













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